                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same may be further amended, restated and/or supplemented or otherwise modified from time to time, this "Agreement"), made by each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section5 30 hereof, the "Pledgors") to JPMorgan Chase Bank, as Collateral Agent (together with any successor Collateral Agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                   WITNESSETH:

          WHEREAS, Domino's, Inc., a Delaware corporation ("Borrower"), TISM, Inc., a Michigan corporation, the Lenders from time to time party thereto, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers (in such capacity, the "Joint Lead Arrangers"), JPMorgan Chase Bank, as administrative agent for Lenders (in such capacity and together with any successor administrative agent, "Administrative Agent"), Citicorp North America, Inc., as syndication agent (in such capacity and together with any successor syndication agent, the "Syndication Agent"), and Bank One, NA, as documentation agent (in such capacity and together with any successor documentation agent, the "Documentation Agent"), have entered into a Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same may be further amended, restated, supplemented and/or otherwise modified from time to time, the "Credit Agreement"), providing for the making of Loans to Borrower, and the issuance of Letters of Credit for the account of Borrower, in each case as contemplated therein (the Lenders, the Joint Lead Arrangers, the Administrative Agent, the Documentation Agent, the Syndication Agent, each Issuing Lender, the Collateral Agent and the Pledgee are herein called the "Lender Creditors");

          WHEREAS, Borrower or any Subsidiary thereof may at any time and from time to time enter into or maintain one or more Interest Rate Agreements and Currency Agreements (collectively, together with the Existing Swap Agreements in effect at any time, the "Secured Hedging Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with each financial institution party to an Existing Swap Agreement at any time and each such Lender's, affiliate's or other financial institutions' successors and assigns, are herein called the "Other Creditors," and, together with the Lender Creditors, are herein called the "Secured Creditors");

          WHEREAS, pursuant to the Subsidiaries Guaranty, each Pledgor that is a party thereto has jointly and severally guaranteed to the Secured Creditors the payment when due of all Obligations as described in the Subsidiaries Guaranty;

          WHEREAS, pursuant to the Holdings Guaranty, Holdings has unconditionally guaranteed to the Guaranteed Creditors the payment when due of all Guaranteed Obligations as described therein;

          WHEREAS, the Pledgors have heretofore entered into a Pledge Agreement, dated as of July 29, 2002 (as amended, supplemented or otherwise modified to but not including the date hereof, the "Original Pledge Agreement");

          WHEREAS, it is a condition precedent to the making and continuation of Loans and the issuance of Letters of Credit under the Credit Agreement and the maintaining of Secured Hedge Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

          WHEREAS, each Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph and to amend and restate the Original Pledge Agreement in the form of this Agreement; and

          WHEREAS, each Pledgor will obtain benefits from the incurrence and continuation of Loans by, and the issuance of, and participation in, Letters of Credit under the Credit Agreement and the entering into and maintaining of Secured Hedging Agreements and, accordingly, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Loan Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Guaranty to which it is a party) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in such Loan Documents (all such obligations, liabilities and indebtedness under this clause
(i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Secured Hedging Agreements entitled to the benefits of this Agreement, being herein collectively called the "Loan Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), owing by such Pledgor to the Other Creditors under, or with respect to (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty), any Secured Hedging Agreement entitled to the benefits of this Agreement, whether such Secured Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default (which term as used herein shall mean any Event of Default under, and as defined in, the Credit Agreement or any payment default upon the expiration of any applicable grace period by Borrower under any Secured Hedging Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

          (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

          (vi) all amounts owing to any Agent or any of its affiliates pursuant to any of the Loan Documents in its capacity as such;

all such indebtedness, obligations, liabilities, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

          (b) The following capitalized terms used herein shall have the definitions specified below:

          "Administrative Agent" has the meaning set forth in the recitals hereto.

          "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

          "Agreement" has the meaning set forth in the first paragraph hereof.

          "Borrower" shall have the meaning provided in the recitals hereto.

          "Certificated Security" has the meaning given such term in Section 8-102(a)(4) of the UCC.

          "Class" has the meaning set forth in Section 22 hereof.

          "Clearing Corporation" has the meaning given such term in Section 8-102(a)(5) of the UCC.

          "Collateral" has the meaning set forth in Section 3.1 hereof.

          "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "Credit Agreement" has the meaning set forth in the recitals hereto.

          "Domestic Corporation" has the meaning set forth in the definition of "Stock".

          "Event of Default" has the meaning set forth in Section 1 hereof.

          "Excluded Foreign Entity" means, at any time, any corporation, partnership (general or limited), limited liability company or other business entity (x) that is organized under the laws of any country, state or province other than the United States, Canada, Bermuda or any state, province or territory thereof and (y) the book value of the consolidated gross assets of which do not exceed $1,000,000 at such time.

          "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

          "Foreign Corporation" has the meaning set forth in the definition of "Stock".

          "Indemnitees" has the meaning set forth in Section 11 hereof.

          "Instrument" has the meaning given such term in Section 9-102(a)(47) of the UCC.

          "Investment Property" has the meaning given such term in Section 9-102(a)(49) of the UCC.

          "Lender Creditors" has the meaning set forth in the recitals hereto.

          "Lenders" has the meaning set forth in the recitals hereto.

          "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

          "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company (other than an Excluded Foreign Entity); provided that the term "Limited Liability Company Interest" shall not include any limited liability company membership interest in any limited liability company that is not a Subsidiary of any Pledgor to the extent (and only for so long as) the limited liability company agreement or operating agreement for such limited liability company or applicable law prohibits the assignment of, or granting of a security interest in, the limited liability company membership interests of such limited liability company and such prohibitions are not rendered invalid by
Section 9-406 or Section 9-408 of the UCC, it being understood and agreed, however, any such excluded limited liability company membership interest shall otherwise be subject to the security interests created by this Agreement (and shall become a "Limited Liability Company Interest" for all purposes of this Agreement) upon the receipt by the respective Pledgor of any necessary approvals or waivers permitting the assignment thereof or the granting of a security interest therein.

          "Loan Document Obligations" has the meaning set forth in Section 1 hereof.

          "Location" of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

          "Non-Voting Stock" means all capital stock of any Foreign Subsidiary which is not Voting Stock.

          "Notes" means (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

          "Obligations" has the meaning set forth in Section 1 hereof.

          "Original Pledge Agreement" has the meaning set forth in the recitals hereto.

          "Other Creditors" has the meaning set forth in the recitals hereto.

          "Other Obligations" has the meaning set forth in Section 1 hereof.

          "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

          "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership (other than Excluded Foreign Entities); provided that the term "Partnership Interest" shall not include any partnership interest (general or limited) in any partnership that is not a Subsidiary of any Pledgor to the extent (and only for so long as) the partnership agreement for such partnership or applicable law prohibits the assignment of, or granting of a security interest in, the partnership interests of such partnership and such prohibitions are not rendered invalid by Section 9-406 or Section 9-408 of the UCC, it being understood and agreed, however, any such excluded partnership interest shall otherwise be subject to the security interests created by this Agreement (and shall become a "Partnership Interest" for all purposes of this Agreement) upon the receipt by the respective Pledgor of any necessary approvals or waivers permitting the assignment thereof or the granting of a security interest therein.

          "Pledged Notes" means all Notes at any time pledged or required to be pledged hereunder.

          "Pledgee" has the meaning set forth in the first paragraph hereof.

          "Pledgor" has the meaning set forth in the first paragraph hereof.

          "Proceeds" has the meaning given such term in Section 9-102(a)(64) of the UCC.

          "Registered Organization" has the meaning given such term in Section 9-102(a)(70) of the UCC.

          "Requisite Creditors" has the meaning set forth in Section 22 hereof.

          "Requisite Lenders" has the meaning given such term in the Credit Agreement.

          "Secured Creditors" has the meaning set forth in the recitals hereto.

          "Secured Debt Agreements" has the meaning set forth in Section 5 hereof.

          "Secured Hedging Agreement" shall have the meaning provided in the recitals of this Agreement.

          "Securities Account" has the meaning given such term in Section 8-501(a) of the UCC.

          "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

          "Security" and "Securities" has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes but excludes Securities (as defined above) issued by Excluded Foreign Entities and the Excluded Special Purpose Subsidiary.

          "Security Entitlement" has the meaning given such term in Section 8-102(a)(17) of the UCC.

          "Specified Collateral Event" has the meaning provided in the Security Agreement.

          "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (other than the Excluded Special Purpose Subsidiary) (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor .

          "Termination Date" has the meaning set forth in Section 20 hereof.

          "Transmitting Utility" has the meaning given such term in Section 9-102(a)(80) of the UCC.

          "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Uncertificated Security" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

          "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

          3.  PLEDGE OF SECURITIES, ETC.

          3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

          (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

          (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

               (A) all its capital therein and its interest in all profits, income, surplus, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

               (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

               (A) all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

               (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

               (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evi-dencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

          (f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

          (g)  all Proceeds of any and all of the foregoing.

          Notwithstanding anything to the contrary contained in this Section 3.1 or in Section 3.3 hereof, (x) except as otherwise provided in subsection 6.11 of the Credit Agreement, no Pledgor (to the extent that it is a Domestic Subsidiary of Holdings) shall be required at any time to pledge hereunder (and the Collateral of such Pledgor shall not include) more than 65% of the Voting Stock of any Foreign Corporation and (y) so long as it does not cause any materially adverse tax consequences to Holdings or any of its Subsidiaries, each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

          3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 30 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), upon the occurrence and continuation of a Specified Collateral Event or an Event of Default and if requested by the Collateral Agent, such Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use its best efforts to cause such issuer) to duly authorize, execute and deliver to the Pledgee an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Exhibit A hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction; provided that Pledgee hereby agrees that it will not provide any instructions to any such issuer unless and until an Event of Default has occurred and is continuing;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall notify the Pledgee thereof and shall take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) upon the occurrence and continuation of a Specified Collateral Event or an Event of Default and if requested by the Collateral Agent, to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC). Each such Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

          (v) with respect to any Note (other than, to the extent no Event of Default has occurred and is continuing, a Note that constitutes Chattel Paper or any Note evidencing an aggregate amount of outstanding Indebtedness less than $750,000 at any time), physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

          (vi) after an Event of Default has occurred and is continuing, with respect to cash, to the extent not otherwise provided in the Security Agreement, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and
     (ii) deposit of such cash in such cash account.

          (b) In addition to the actions required to be taken pursuant to preceding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

          (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), upon the occurrence and continuation of a Specified Collateral Event or an Event of Default, such Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, in form satisfactory to the Pledgee and covering all Collateral hereunder, to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

          3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 30 days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a senior financial officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes B through G hereto as are necessary to cause such annexes to be complete and accurate at such time.

          3.4   Transfer Taxes. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed on Annex B hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto;
(viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in
Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests; provided, that in respect to the representations and warranties set forth in clauses (iii), (vi) and (viii) above, to the extent that such Stock, Limited Liability Company Interest or

Partnership Interest, as applicable, is an ownership interest in a Person other than a Subsidiary or Affiliate of Holdings or any of its Subsidiaries, the applicable Pledgor shall make the aforementioned representations and warranties on the basis of its knowledge after using commercially reasonable efforts to obtain the necessary information from such Person or its officers, employees or agents.

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in breach of any covenant contained in, or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Loan Document, any Secured Hedging Agreements entitled to the benefits of this Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of materially impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

          (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consoli-dation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be held for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. Each Pledgor agrees that if any Event of Default shall have occurred and be continuing, then and in every such case, the Pledgee in addition to any rights now or hereafter existing under applicable law, the other provisions of this Agreement or any other Loan Document shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and, subject to provisions of all applicable law, otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

          (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free, to the extent permitted by applicable law, from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations;

provided that, it being understood that each Pledgor's obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Pledgee shall be entitled to a decree requiring specific performance by such Pledgor of said obligation.

          8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee or any other Secured Creditor provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. By accepting the benefits of this Agreement and each other Collateral Document, the Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Requisite Lenders (or, after the date on which all Credit Agreement Obligations have been paid in full, the holders of at least a majority of the Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the other Loan Documents.

          9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 7.4 of the Security Agreement.

          (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents, affiliates and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and losses of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for any and all reasonable costs, expenses and disbursements, including reasonable attorneys' fees and expenses, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and losses or expenses to the extent incurred by reason of gross negligence, bad faith or willful misconduct of such Indemnitee). In no event shall the Pledgee be liable, in the absence of gross negligence, bad faith or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all Notes issued under the Credit Agreement, the termination of all Secured Hedging Agreements and Letters of Credit, and the payment of all Obligations and notwithstanding the discharge thereof.

          12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this

Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

          (b)  Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Parties shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph
(a) of this Section 12.

          (c) The Pledgee and the other Secured Parties shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees to execute and deliver to the Pledgee such financing statements, in form reasonably acceptable to the Pledgee, as the Pledgee may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Pledgee to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein. Each Pledgor will pay any applicable filing fees, recordation taxes and related expenses relating to the perfection of Pledgee's security interest in its Collateral. Each Pledgor hereby authorizes the Pledgee to file any such financing statements without the signature of such Pledgor where permitted by law.

          (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Pledgor or otherwise) to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Pledgee may deem to be necessary or advisable to protect the interests of the Secured Parties, which appointment as attorney is coupled with an interest.

          14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this

Agreement and in Section 9 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 9 of the Credit Agreement.

          15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

          16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Secured Debt Agreements);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above),
     (c) the perfection or enforceability of the Pledgee's security interest in such Pledgor's Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) the execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its

     Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement (other than the Liens created by the Collateral Documents);

          (vi) all of such Pledgor's Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vii) each of such Pledgor's Pledged Notes, in respect of which any Subsidiary or Affiliate of Holdings is the obligor thereof, constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor's Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than those Liens permitted to exist with respect to the Collateral pursuant to the terms of the Secured Debt Agreements then in effect) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Parties.

          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Loan Document.

          17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms) or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms); (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          19. REGISTRATION, ETC. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          20. TERMINATION; RELEASE. (a) On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments (including Uniform Commercial Code termination statements) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which the Commitments under the Credit Agreement have been terminated and all Secured Hedging Agreements entitled to the benefits of this Agreement have been terminated, no Note, Loan or Letter of Credit is outstanding and all other Obligations (other than indemnities described in Section 11 hereof and described in Section 10.3 of the Credit Agreement, and any other indemnities set forth in any other Collateral Documents, in each case which are not then due and payable) then due and payable have been paid in full in cash.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of (x) at any time prior to the time at which all Loan Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by subsection 7.7 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by subsection 10.6 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereof, such sub-agent) and has not theretofore been released pursuant to this Agreement.

          (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

          (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Pledgee in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 20.

          21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Collateral Agent or such Pledgor, as the case may be. All notices and other communications shall be in writing addressed as follows:

          (a) if to any Pledgor, at its address set forth opposite its signature below;

          (b)  if to the Pledgee, at:

               JPMorgan Chase Bank
               270 Park Avenue
               New York, New York  10017
               Attention:  Ms. Teri Streusand, Vice-President
               Telephone No.:      (212) 270-9803
               Telecopier No.:     (212) 270-5646;

          (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          22. WAIVER; AMENDMENT. Except as contemplated in Section 31 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Requisite Lenders (or all of the Lenders to the extent required by subsection 10.6 of the Credit Agreement) at all times prior to the time at which all Loan Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Loan Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Loan Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Loan Document Obligations, the Requisite Lenders (or, to the extent provided in subsection
10.6 of the Credit Agreement, each of the Lenders) and (ii) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

          23. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Pledgor and its successors and assigns (although no Pledgor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Pledgee and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured

Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

          (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY

SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          26. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

          27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

          28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

          30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Loan Document, shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee. Each of Holdings and Borrower hereby agrees that it shall and shall cause any of its respective Subsidiaries that becomes a Pledgor hereunder to (i) deliver supplements to Annexes A through G, inclusive, hereto, as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (ii) take all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

          31.  RELEASE OF PLEDGORS. If at any time all of the Equity
Interests of any Pledgor owned by Borrower or any of its Subsidiaries are sold (to a Person other than Borrower or any Subsidiary Guarantor) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that Holdings desires that a Pledgor be released from this Agreement as provided in this Section 31, Holdings shall deliver to the Pledgee a certificate signed by a principal executive officer of Holdings stating that the release of such Pledgor is permitted pursuant to this Section
31. If requested by Pledgee (although the Pledgee shall have no obligation to make any such request), Holdings shall furnish legal opinions (from counsel acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 31.

          32. AMENDMENT AND RESTATEMENT. Each of the Collateral Agent and each of the Pledgors hereby acknowledges and agrees that from and after the Restatement Effective Date, this Agreement amends, restates and supersedes the Original Pledge Agreement in its entirety.

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Addresses:

30 Frank Lloyd Wright Drive                  DOMINO'S, INC., as a Pledgor
Ann Arbor, MI 48106
Telephone:      734-930-3030
Telecopy:       734-747-6210                 By: /s/ Harry J. Silverman
Attention:      Chief Financial Officer         -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President


30 Frank Lloyd Wright Drive                  TISM, INC., as a Pledgor
Ann Arbor, MI 48106
Telephone:      734-930-3030
Telecopy:       734-747-6210                 By: /s/ Harry J. Silverman
Attention:      Chief Financial Officer         -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President


30 Frank Lloyd Wright Drive                  DOMINO'S PIZZA LLC, as a Pledgor
Ann Arbor, MI 48106
Telephone:      734-930-3030
Telecopy:       734-747-6210                 By: /s/ Harry J. Silverman
Attention:      Chief Financial Officer         -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President


30 Frank Lloyd Wright Drive                  DOMINO'S PIZZA INTERNATIONAL, INC.,
Ann Arbor, MI 48106                          as a Pledgor
Telephone:      734-930-3030
Telecopy:       734-747-6210
Attention:      Chief Financial Officer      By: /s/ Harry J. Silverman
                                                -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President


30 Frank Lloyd Wright Drive                  DOMINO'S PIZZA GOVERNMENT SERVICES
Ann Arbor, MI 48106                          DIVISION, INC., as a Pledgor
Telephone:      734-930-3030
Telecopy:       734-747-6210
Attention:      Chief Financial Officer      By: /s/ Nathaniel J. Betts
                                                -------------------------------
                                                Name:  Nathaniel J. Betts
                                                Title: Vice President

30 Frank Lloyd Wright Drive                  DOMINO'S PIZZA INTERNATIONAL
Ann Arbor, MI 48106                          PAYROLL SERVICES,INC., as a Pledgor
Telephone:      734-930-3030
Telecopy:       734-747-6210
Attention:      Chief Financial Officer      By: /s/ Harry J. Silverman
                                                -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President


30 Frank Lloyd Wright Drive                  DOMINO'S PIZZA PMC, INC., as a
Ann Arbor, MI 48106                          Pledgor
Telephone:      734-930-3030
Telecopy:       734-747-6210
Attention:      Chief Financial Officer      By: /s/ Harry J. Silverman
                                                -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President


30 Frank Lloyd Wright Drive                  DOMINO'S FRANCHISE HOLDING CO., as
Ann Arbor, MI 48106                          a Pledgor
Telephone:      734-930-3030
Telecopy:       734-747-6210
Attention:      Chief Financial Officer      By: /s/ Harry J. Silverman
                                                -------------------------------
                                                Name:  Harry J. Silverman
                                                Title: Vice President

Accepted and Agreed to:

JPMORGAN CHASE BANK,
 as Collateral Agent and Pledgee


By: /s/ Teri Streusand
   ------------------------------------
   Name:  Teri Streusand
   Title: Vice President